UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 23, 2005

INTERNAP NETWORK SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27265	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Williams Street, Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 302-9700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Approval of 2005 Stock Incentive Plan

On June 23, 2005, the stockholders of the registrant (the “Company”) approved the adoption of the registrant’s 2005 Stock Incentive Plan (the “Plan”).

Administration

          The Plan is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), which has at least two members, each of whom shall be a non-employee director within the meaning of Rule 16b-3 and an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Committee may appoint a delegate and authorize such delegate to make grants to eligible employees who are not “insiders” within the meaning of Rule 16b-3 or “covered employees” under Section 162(m) of the Code.  Each grant under the Plan is evidenced by a certificate that incorporates such terms and conditions as the Committee or its delegate deems necessary or appropriate.

Coverage, Eligibility and Grant Limits

          The Plan provides for the grant of stock options (“Options”), stock grants (“Stock Grants”), stock units (“Stock Units”), and stock appreciation rights (“SARs”) to certain eligible employees and to outside directors.  An eligible employee is any employee of the Company or any subsidiary, parent or affiliate of the Company who has been designated by the Committee to receive a grant under the Plan.  No eligible employee or outside director in any calendar year may be granted an Option to purchase more than 5,000,000 shares of common stock or an SAR based on the appreciation with respect to more than 5,000,000 shares of common stock or may be granted Stock Grants or Stock Units where the number of shares of common stock subject to such grant exceeds 5,000,000 shares.  No more than 20,000,000 shares of common stock are available for Stock Grants under the Plan.

Shares Available for Issuance

          There are 74,000,000 shares available for issuance under the Plan, which include 20,000,000 newly authorized shares and 54,000,000 shares that remained available for issuance under (a) the Switchsoft Systems, Inc. Founders 1996 Stock Option Plan, (b) the Internap Network Services Corporation 2002 Stock Compensation Plan, (c) the Amended 1999 Equity Incentive Plan, (d) the 1999 Stock Incentive Plan for Non-Officers, (e) the Amended and Restated 1998 Stock Option/Stock Issuance Plan, and (f) the Switchsoft Systems, Inc. 1997 Stock Option Plan, including shares with respect to which options or other awards have been granted under these plans if such options or other awards have not been exercised as of the effective date of this Plan.  Any shares of stock issued pursuant to an Option, a Stock Appreciation Right or a Stock Grant which are later forfeited shall again become available for issuance under the Plan.

The foregoing summary is qualified in its entirety by reference to the copy of the Plan that is incorporated by reference as Exhibit 10.1 to this Report.

Item 9.01    Financial Statements and Exhibits

(c)     Exhibits

10.1	2005 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION (Registrant)

By:	/s/ David H. King, II
Name: David H. King, II
Title: General Counsel and Corporate Secretary

Date: June 29, 2005

Exhibit Index

10.1	2005 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2005)